Exhibit 10.87

LOAN AGREEMENT

(Addendum No. 4)

WHEREAS:

•
This addendum serves to update the Loan Agreement (attached as Exhibit 10.1 to the Form 10-K/A-2 Coronus Solar Inc. filed with the SEC on December 10, 2010) between Jefferson Thachuk (the “Lender”) and Coronus Solar Inc. (the “Borrower”), and subsequently updated by Addendum No. 1, dated June 20, 2011 (attached as Exhibit 10.35 to the Form 10-K Coronus Solar Inc. filed with the SEC on June 27, 2011), by Addendum No. 2, dated October 26, 2011 (attached as Exhibit 10.44 to the Form 10-Q Coronus Solar Inc. filed with the SEC on November 14, 2011), and by Addendum No. 3, dated February 8, 2012 (attached as Exhibit 10.46 to the Form 10-Q Coronus Solar Inc. filed with the SEC on February 15, 2012).

•	This addendum is current as of April 18, 2012.

•	A detailed chronology of the Loans, subsequent to December 29, 2011 is attached to this addendum as Exhibit A.

•	As at March 31, 2012, the principal amount of the Loans totaled CAD $218,500, plus USD $6,600.

•	As at April 18, 2012, the principal amount of the Loans totaled CAD $218,500, plus USD $6,600.

RESOLVED:

This addendum fairly and accurately characterizes the subsequent loan activity between the Lender and the Borrower.

DATED:  this 18th day of April, 2012.

Jefferson Thachuk	David Holmes
Jefferson Thachuk	David Holmes
Lender	Coronus Solar Inc., Director

Kenneth Bogas
Kenneth Bogas
Coronus Solar Inc., Director

EXHIBIT A

Loans from Shareholder - Jeff Thachuk
As at April 18, 2012
		CAD	USD
Date	Source	Principal	Principal

29-Dec-11	Opening Balance	225,850	6,600
11-Jan-12	Deposit	1,000	-
30-Jan-12	Deposit	1,000
23-Feb-12	Repayment	(12,800)
2-Mar-12	Deposit	7,500
30-Mar-12	Repayment	(4,000)

Total		CAD 218,500	USD 6,600